AAM/Insight Select Income Fund

Class A (Ticker Symbol: CPUAX)

Class C (Ticker Symbol: CPUCX)

Class I (Ticker Symbol: CPUIX)

Class Y (Ticker Symbol: CPUYX)

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated March 21, 2025, to the Prospectus,

Statement of Additional Information (“SAI”), and Summary Prospectus,

each dated October 31, 2024.

Important Notice Regarding Class Y Shares

Upon the recommendation of Advisors Asset Management, Inc., the investment advisor to the AAM/Insight Select Income Fund (the “Fund”), the Board of Trustees of the Trust has approved the termination of the Fund’s Class Y Shares. Effective immediately, the Class Y Shares of the Fund are closed to all new investment. The Fund’s Class Y Shares will be terminated on or about April 30, 2025 (the “Effective Date”). Accordingly, as of the Effective Date, all references to the Fund’s Class Y Shares in the Prospectus, SAI, and Summary Prospectus are deleted in their entirety.

Please file this Supplement with your records.